Exhibit 99.1

For Immediate Release

Starwood Property Trust Reports Results for the

Quarter Ended June 30, 2018

–    Quarterly GAAP Earnings of $0.40 and Core Earnings of $0.54 per Diluted Common Share   –

–    Deploys a Record $2.8 Billion of Capital, including $2.2 Billion in Lending Segment   –

–    Year-to-Date Capital Deployed of $4.7 Billion, Up 63% Versus 2017   –

–    Declares Dividend of $0.48 per share for the Third Quarter of 2018   –

–    Subsequent to Quarter End, Commits to Acquire $2.6 Billion Platform and Loan Portfolio from GE Capital   –

GREENWICH, Conn., August 8, 2018 /PRNewswire/ -- Starwood Property Trust, Inc. (NYSE: STWD) today announced operating results for the fiscal quarter ended June 30, 2018.  The Company’s second quarter 2018 GAAP net income was $109.2 million, or $0.40 per diluted share, and Core Earnings (a non-GAAP financial measure) was $148.4 million, or $0.54 per diluted share.

“I am very pleased with the performance of our Company this quarter, with every business line continuing to perform at or above our expectations. The majority of our earnings are still derived from our primary line of business, real estate lending, where the $2.0 billion of loan originations this quarter were the largest in our Company’s history.  Our property investments, residential lending platform, CMBS and conduit operations continue to enhance our enterprise, along with our special servicer, where we added 13 new special servicing assignments, the highest since we acquired LNR in 2013. With the acquisition of GE Capital’s Energy Project Finance platform, we have further diversified our lending opportunity set outside of traditional real estate and have never been more excited about our Company’s future,” commented Barry Sternlicht, Chairman and CEO of Starwood Property Trust.

Dividend

On August 8, 2018, the Company’s Board of Directors declared a dividend of $0.48 per share of common stock for the quarter ending September 30, 2018. The dividend is payable on October 15, 2018 to common stockholders of record as of September 28, 2018.

Supplemental Schedules

The Company has published supplemental earnings schedules on its website in order to provide additional disclosure and financial information for the benefit of the Company’s stakeholders.  Specifically, these materials can be found on the Company’s website in the Investor Relations section under “Quarterly Results” at www.starwoodpropertytrust.com.

Conference Call and Webcast Information

The Company will host a webcast and conference call on Wednesday, August 8, 2018, at 10:00 a.m. Eastern Time to discuss the quarter’s financial results and recent events.  A webcast will be available on the Company’s website at www.starwoodpropertytrust.com.  To listen to a live broadcast, access the site at least 15 minutes prior to the scheduled start time in order to register and download and install any necessary audio software.

To Participate in the Telephone Conference Call:

Dial in at least five minutes prior to start time.

Domestic:  1-877-407-9039

International:  1-201-689-8470

Conference Call Playback:

Domestic:  1-844-512-2921

International:  1-412-317-6671

Passcode:  13681522

The playback can be accessed through August 22, 2018.

About Starwood Property Trust, Inc.

Starwood Property Trust (NYSE: STWD), an affiliate of global private investment firm Starwood Capital Group, is the largest commercial mortgage real estate investment trust in the United States. The Company’s core business focuses on originating, acquiring, financing and managing commercial mortgage loans and other commercial real estate debt and equity investments. With total capital deployed since inception of over $44 billion, Starwood Property Trust continues to solidify its position as one of the premier real estate finance companies in the country.

Forward-Looking Statements

Statements in this press release which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Although Starwood Property Trust, Inc. believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained.  Factors that could cause actual results to differ materially from the Company’s expectations include completion of pending investments, continued ability to acquire additional investments, competition within the finance and real estate industries, economic conditions, availability of financing and other risks detailed from time to time in the Company's reports filed with the SEC.

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Statement of Operations by Segment

For the three months ended June 30, 2018

(Amounts in thousands)

			Investing			Investing
	Lending	Property	and Servicing			and Servicing
	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Revenues:
Interest income from loans	$148,268	$—	$3,436	$—	$151,704	$—	$151,704
Interest income from investment securities	8,930	—	30,472	—	39,402	(28,612)	10,790
Servicing fees	50	—	24,687	—	24,737	(7,422)	17,315
Rental income	—	74,401	14,490	—	88,891	—	88,891
Other revenues	224	81	516	86	907	(51)	856
Total revenues	157,472	74,482	73,601	86	305,641	(36,085)	269,556
Costs and expenses:
Management fees	463	—	18	26,907	27,388	106	27,494
Interest expense	34,826	19,380	5,807	31,854	91,867	(275)	91,592
General and administrative	6,251	1,971	23,855	3,367	35,444	84	35,528
Acquisition and investment pursuit costs	1,692	(52)	(79)	—	1,561	—	1,561
Costs of rental operations	—	25,991	6,906	—	32,897	—	32,897
Depreciation and amortization	16	31,738	5,396	—	37,150	—	37,150
Loan loss allowance, net	25,259	—	—	—	25,259	—	25,259
Other expense	77	—	420	—	497	—	497
Total costs and expenses	68,584	79,028	42,323	62,128	252,063	(85)	251,978
Income (loss) before other income (loss), income taxes and non-controlling interests	88,888	(4,546)	31,278	(62,042)	53,578	(36,000)	17,578
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	43,946	43,946
Change in fair value of servicing rights	—	—	(3,255)	—	(3,255)	1,052	(2,203)
Change in fair value of investment securities, net	482	—	15,110	—	15,592	(7,890)	7,702
Change in fair value of mortgage loans held-for-sale, net	184	—	14,649	—	14,833	—	14,833
Earnings (loss) from unconsolidated entities	1,803	2,933	1,454	—	6,190	(720)	5,470
Gain on sale of investments and other assets, net	135	2,941	10,361	—	13,437	—	13,437
Gain (loss) on derivative financial instruments, net	19,467	19,920	(398)	(6,367)	32,622	—	32,622
Foreign currency (loss) gain, net	(13,264)	(1)	1	—	(13,264)	—	(13,264)
Loss on extinguishment of debt	—	—	(186)	—	(186)	—	(186)
Other income, net	—	489	9	—	498	—	498
Total other income (loss)	8,807	26,282	37,745	(6,367)	66,467	36,388	102,855
Income (loss) before income taxes	97,695	21,736	69,023	(68,409)	120,045	388	120,433
Income tax provision	(1,720)	(611)	(1,012)	—	(3,343)	—	(3,343)
Net income (loss)	95,975	21,125	68,011	(68,409)	116,702	388	117,090
Net income attributable to non-controlling interests	(361)	(4,684)	(2,427)	—	(7,472)	(388)	(7,860)
Net income (loss) attributable to Starwood Property Trust, Inc.	$95,614	$16,441	$65,584	$(68,409)	$109,230	$—	$109,230

Definition of Core Earnings

Core Earnings, a non-GAAP financial measure, is used to compute the Company’s incentive fees to its external manager and is an appropriate supplemental disclosure for a mortgage REIT.  For the Company’s purposes, Core Earnings is defined as GAAP net income (loss) excluding non-cash equity compensation expense, the incentive fee due to the Company’s external manager, acquisition costs from successful acquisitions, depreciation and amortization of real estate and associated intangibles and any unrealized gains, losses or other non-cash items recorded in net income for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income and, to the extent deducted from net income (loss), distributions payable with respect to equity securities of subsidiaries issued in exchange for properties or interests therein. The amount is adjusted to exclude one-time events pursuant to changes in GAAP and certain other non-cash adjustments as determined by the Company’s external manager and approved by a majority of the Company’s independent directors.

Reconciliation of Net Income to Core Earnings

For the three months ended June 30, 2018

(Amounts in thousands except per share data)

			Investing
	Lending	Property	and Servicing
	Segment	Segment	Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$95,614	$16,441	$65,584	$(68,409)	$109,230
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	4,684	—	—	4,684
Non-cash equity compensation expense	766	87	1,317	3,667	5,837
Management incentive fee	—	—	—	5,687	5,687
Acquisition and investment pursuit costs	1,266	(67)	(57)	—	1,142
Depreciation and amortization	16	32,063	4,885	—	36,964
Loan loss allowance, net	25,259	—	—	—	25,259
Interest income adjustment for securities	(197)	—	2,695	—	2,498
Extinguishment of debt, net	—	—	—	(247)	(247)
Other non-cash items	—	(1,212)	448	895	131
Reversal of unrealized (gains) / losses on:
Loans held-for-sale	(184)	—	(14,649)	—	(14,833)
Securities	(625)	—	(15,110)	—	(15,735)
Derivatives	(19,697)	(19,013)	58	7,151	(31,501)
Foreign currency	13,264	1	(1)	—	13,264
Earnings from unconsolidated entities	(1,803)	(2,933)	(1,454)	—	(6,190)
Recognition of realized gains / (losses) on:
Loans held-for-sale	(1,196)	—	14,227	—	13,031
Securities	142	—	(1,978)	—	(1,836)
Derivatives	(129)	(229)	618	—	260
Foreign currency	(140)	(2)	(1)	—	(143)
Earnings from unconsolidated entities	1,558	—	1,218	—	2,776
Sales of properties	—	(155)	(1,681)	—	(1,836)
Core Earnings (Loss)	$113,914	$29,665	$56,119	$(51,256)	$148,442
Core Earnings (Loss) per Weighted Average Diluted Share	$0.42	$0.11	$0.20	$(0.19)	$0.54

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Statement of Operations by Segment

For the six months ended June 30, 2018

(Amounts in thousands)

			Investing			Investing
	Lending	Property	and Servicing			and Servicing
	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Revenues:
Interest income from loans	$283,240	$—	$6,084	$—	$289,324	$—	$289,324
Interest income from investment securities	23,369	—	64,871	—	88,240	(62,181)	26,059
Servicing fees	215	—	58,121	—	58,336	(14,954)	43,382
Rental income	—	141,111	28,890	—	170,001	—	170,001
Other revenues	418	182	744	138	1,482	(105)	1,377
Total revenues	307,242	141,293	158,710	138	607,383	(77,240)	530,143
Costs and expenses:
Management fees	943	—	36	56,958	57,937	199	58,136
Interest expense	66,847	35,914	10,902	65,657	179,320	(545)	178,775
General and administrative	12,946	3,830	44,875	5,849	67,500	170	67,670
Acquisition and investment pursuit costs	1,912	(46)	72	—	1,938	—	1,938
Costs of rental operations	—	49,479	13,111	—	62,590	—	62,590
Depreciation and amortization	33	58,207	10,654	—	68,894	—	68,894
Loan loss allowance, net	26,797	—	—	—	26,797	—	26,797
Other expense	154	—	447	—	601	—	601
Total costs and expenses	109,632	147,384	80,097	128,464	465,577	(176)	465,401
Income (loss) before other income (loss), income taxes and non-controlling interests	197,610	(6,091)	78,613	(128,326)	141,806	(77,064)	64,742
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	96,599	96,599
Change in fair value of servicing rights	—	—	(12,423)	—	(12,423)	4,406	(8,017)
Change in fair value of investment securities, net	(222)	—	29,089	—	28,867	(21,314)	7,553
Change in fair value of mortgage loans held-for-sale, net	(1,508)	—	24,141	—	22,633	—	22,633
Earnings (loss) from unconsolidated entities	3,247	(582)	3,050	—	5,715	(1,707)	4,008
Gain on sale of investments and other assets, net	414	6,883	16,800	—	24,097	—	24,097
Gain (loss) on derivative financial instruments, net	8,649	21,839	4,644	(19,369)	15,763	—	15,763
Foreign currency gain (loss), net	286	1	(2)	—	285	—	285
Loss on extinguishment of debt	—	—	(186)	—	(186)	—	(186)
Other income, net	43	506	57	—	606	—	606
Total other income (loss)	10,909	28,647	65,170	(19,369)	85,357	77,984	163,341
Income (loss) before income taxes	208,519	22,556	143,783	(147,695)	227,163	920	228,083
Income tax provision	(2,667)	(1,872)	(1,660)	—	(6,199)	—	(6,199)
Net income (loss)	205,852	20,684	142,123	(147,695)	220,964	920	221,884
Net income attributable to non-controlling interests	(722)	(7,137)	(3,943)	—	(11,802)	(920)	(12,722)
Net income (loss) attributable to Starwood Property Trust, Inc.	$205,130	$13,547	$138,180	$(147,695)	$209,162	$—	$209,162

Reconciliation of Net Income to Core Earnings

For the six months ended June 30, 2018

(Amounts in thousands except per share data)

			Investing
	Lending	Property	and Servicing
	Segment	Segment	Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$205,130	$13,547	$138,180	$(147,695)	$209,162
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	7,137	—	—	7,137
Non-cash equity compensation expense	1,329	130	2,292	6,866	10,617
Management incentive fee	—	—	—	15,321	15,321
Acquisition and investment pursuit costs	1,385	(160)	(86)	—	1,139
Depreciation and amortization	33	58,868	9,797	—	68,698
Loan loss allowance, net	26,797	—	—	—	26,797
Interest income adjustment for securities	(394)	—	1,633	—	1,239
Extinguishment of debt, net	—	—	—	9,508	9,508
Other non-cash items	—	(1,774)	572	1,776	574
Reversal of unrealized (gains) / losses on:
Loans held-for-sale	1,508	—	(24,141)	—	(22,633)
Securities	79	—	(29,089)	—	(29,010)
Derivatives	(9,168)	(20,449)	(5,364)	21,549	(13,432)
Foreign currency	(286)	(1)	2	—	(285)
Earnings from unconsolidated entities	(3,247)	582	(3,050)	—	(5,715)
Recognition of realized gains / (losses) on:
Loans held-for-sale	(2,071)	—	23,870	—	21,799
Securities	142	—	(6,092)	—	(5,950)
Derivatives	(5,854)	(708)	6,149	—	(413)
Foreign currency	7,911	—	(42)	—	7,869
Earnings from unconsolidated entities	3,405	—	2,262	—	5,667
Sales of properties	—	(365)	(3,446)	—	(3,811)
Core Earnings (Loss)	$226,699	$56,807	$113,447	$(92,675)	$304,278
Core Earnings (Loss) per Weighted Average Diluted Share	$0.84	$0.21	$0.41	$(0.34)	$1.12

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Balance Sheet by Segment

As of June 30, 2018

(Amounts in thousands)

			Investing			Investing
	Lending	Property	and Servicing			and Servicing
	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Assets:
Cash and cash equivalents	$10,303	$25,141	$68,853	$130,211	$234,508	$911	$235,419
Restricted cash	51,942	15,493	9,639	12,720	89,794	—	89,794
Loans held-for-investment, net	6,924,600	—	3,576	—	6,928,176	—	6,928,176
Loans held-for-sale	792,664	—	300,105	—	1,092,769	—	1,092,769
Loans transferred as secured borrowings	74,217	—	—	—	74,217	—	74,217
Investment securities	389,509	—	1,076,411	—	1,465,920	(1,023,985)	441,935
Properties, net	—	2,642,076	294,608	—	2,936,684	—	2,936,684
Intangible assets	—	104,425	86,101	—	190,526	(23,840)	166,686
Investment in unconsolidated entities	33,876	110,122	44,435	—	188,433	(21,717)	166,716
Goodwill	—	—	140,437	—	140,437	—	140,437
Derivative assets	10,748	39,184	883	—	50,815	—	50,815
Accrued interest receivable	40,180	244	1,042	13,194	54,660	—	54,660
Other assets	31,146	92,785	51,794	1,878	177,603	(25)	177,578
VIE assets, at fair value	—	—	—	—	—	48,044,873	48,044,873
Total Assets	$8,359,185	$3,029,470	$2,077,884	$158,003	$13,624,542	$46,976,217	$60,600,759
Liabilities and Equity
Liabilities:
Accounts payable, accrued expenses and other liabilities	$21,461	$70,113	$69,129	$28,875	$189,578	$95	$189,673
Related-party payable	65	—	39	25,220	25,324	—	25,324
Dividends payable	—	—	—	126,857	126,857	—	126,857
Derivative liabilities	6,321	4,736	862	24,216	36,135	—	36,135
Secured financing agreements, net	3,466,334	1,912,368	564,226	297,389	6,240,317	(23,700)	6,216,617
Unsecured senior notes, net	—	—	—	2,255,976	2,255,976	—	2,255,976
Secured borrowings on transferred loans, net	74,058	—	—	—	74,058	—	74,058
VIE liabilities, at fair value	—	—	—	—	—	46,976,428	46,976,428
Total Liabilities	3,568,239	1,987,217	634,256	2,758,533	8,948,245	46,952,823	55,901,068
Equity:
Starwood Property Trust, Inc. Stockholders’ Equity:
Common stock	—	—	—	2,675	2,675	—	2,675
Additional paid-in capital	1,905,265	826,782	606,583	1,400,339	4,738,969	—	4,738,969
Treasury stock	—	—	—	(104,194)	(104,194)	—	(104,194)
Accumulated other comprehensive income (loss)	60,082	8,115	(63)	—	68,134	—	68,134
Retained earnings (accumulated deficit)	2,815,109	(788)	824,267	(3,899,350)	(260,762)	—	(260,762)
Total Starwood Property Trust, Inc. Stockholders’ Equity	4,780,456	834,109	1,430,787	(2,600,530)	4,444,822	—	4,444,822
Non-controlling interests in consolidated subsidiaries	10,490	208,144	12,841	—	231,475	23,394	254,869
Total Equity	4,790,946	1,042,253	1,443,628	(2,600,530)	4,676,297	23,394	4,699,691
Total Liabilities and Equity	$8,359,185	$3,029,470	$2,077,884	$158,003	$13,624,542	$46,976,217	$60,600,759

Additional information can be found on the Company’s website at www.starwoodpropertytrust.com.

Contact:
Zachary Tanenbaum

Starwood Property Trust

Phone: 203-422-7788

Email: ztanenbaum@starwood.com